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                                                                   EXHIBIT 10.12

                  SUPPLEMENTAL SCHEDULE OF DIRECTOR WHO BECAME
                     A PARTY TO AN INDEMNIFICATION AGREEMENT
                           EFFECTIVE JANUARY 27, 1995


Signatory                                                               Capacity
- ---------                                                               --------
Eugene M. Freedman                                                      Director